                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

                           Filed by the Registrant [x]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                  14a-6(e)(2))

                         [X ] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 REDDING BANCORP
        -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        -----------------------------------------------------------------


(Name of Person(s) Filing Proxy Statement, if other than the Registrant) NA

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:


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

                             [REDDING BANCORP LOGO]


                                 REDDING BANCORP
                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT

April 5, 2002


Dear Shareholder:

It is my pleasure to invite you to Redding Bancorp's 2002 Annual Meeting of Shareholders.

We will hold the meeting on May 21, 2002, at 5:00 p.m., in the lobby of Redding Bank of Commerce located at 1951 Churn Creek Road, Redding, California, 96002. In addition to the formal items of business, I will report on past performance and future prospects.

This mailing includes the formal notice of the Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting, our 2001 Annual Report provides information about Redding Bancorp.

Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly, or use the convenient telephone voting method as described on the proxy card. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Sincerely,


MICHAEL C. MAYER

Michael C. Mayer

President and
Chief Executive Officer
Redding Bancorp

                             [REDDING BANCORP LOGO]

                                 REDDING BANCORP
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     DATE:       TUESDAY, MAY 21, 2002

                     TIME:       5:00 P.M.

                     PLACE:      REDDING BANK OF COMMERCE
                                 1951 CHURN CREEK ROAD
                                 REDDING, CALIFORNIA 96002


Dear Shareholders:

                 AT OUR 2002 ANNUAL MEETING, WE WILL ASK YOU TO:

-    Elect nine directors to each serve for a term of one year;

- Ratify the appointment of Deloitte & Touche, LLP as our independent auditors for 2001; and

- Transact any other business that may properly be presented at the Annual Meeting.

If you were a shareholder of record as of the close of business on March 1, 2002, you are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

WE URGE YOU TO MARK, SIGN AND DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. PROXIES WILL ALSO BE ACCEPTED BY TELEPHONE VOTE, TRANSMISSION OF A TELEGRAM, CABLEGRAM, FACSIMILE OR BY ORAL TELEPHONIC TRANSMISSION PROVIDED SUCH TRANSMISSION CONTAINS SUFFICIENT INFORMATION FROM WHICH IT CAN BE DETERMINED THAT THE TRANSMISSION WAS AUTHORIZED BY THE SHAREHOLDER. OUR TRANSFER AGENT'S FACSIMILE NUMBER IS (415) 989-5241. RETURNING YOUR PROXY WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

By Order of the Board of Directors,

David H. Scott,

Corporate Secretary

Redding, California
Dated: April 5, 2002

                             [REDDING BANCORP LOGO]

                                TABLE OF CONTENTS

Information about the Annual Meeting and voting
       Why did you send me this proxy?.............................................................6
       Who is entitled to vote?....................................................................6
       What constitutes a quorum?..................................................................6
       How many votes do I have?...................................................................6
       How do I vote by proxy?.....................................................................6
       How do I change my vote?....................................................................6
       What vote is required to approve each proposal?.............................................7
       Proposal 1 Elect nine directors.............................................................7
       Proposal 2 Ratification of Independent Public Accountants...................................7
       Proposal 3..................................................................................7
       What are the costs of soliciting these Proxies?.............................................7
       How do I obtain an Annual Report on Form 10-K?..............................................7

Information about Redding Bancorp Stock Ownership
       Does anyone own more than 5% of Redding Bancorp Stock? .....................................8
       How much of Redding Bancorp Stock is owned by Directors and Executive Officers?...........8,9

Information about Directors and Executive Officers
      The Board of Directors......................................................................10
      The Committees of the Board.................................................................10
      Audit Committee Report......................................................................11
      Board of Directors Meetings.................................................................13
      How we compensate Directors.................................................................13
      Section 16(a) beneficial ownership compliance...............................................13
      Compensation committee interlocks and Insider participation.................................13
      Related party transactions..................................................................14
      Indemnification matters.....................................................................14
      Executive Compensation committees report on executive compensation..........................14
      Executive Officers  ........................................................................16
      Stock Options...............................................................................18
      Employment contracts, Change in control agreements and termination of employment............19
      Salary Continuation Plan....................................................................19
      Stock performance graph.....................................................................20

Discussion of the proposals recommended by the Board
      Proposal 1: Elect nine Directors............................................................21
      Proposal 2: Ratify selection of Independent Public Accountants for 2001.....................22

Other Business

Requirements, including deadlines for submission of proposals.....................................23

Appendix A - Audit Committee charter..............................................................24


WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of Redding Bancorp, a California corporation, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card, or use the convenient telephone voting method as described in the proxy card.

Along with this Proxy Statement, we are also sending you our 2001 Annual Report and financial statement.

WHO IS ENTITLED TO VOTE?

Shareholders of record at the close of business on March 1, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 2,703,457 shares of Common Stock outstanding and entitled to vote.

WHAT CONSTITUTES A QUORUM?

 The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock ("Common Stock") constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when the nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in the tabulations of the vote's cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

HOW MANY VOTES DO I HAVE?

Each share of Redding Bancorp Common Stock that you owned as of the close of business on March 1, 2002 entitles you to one vote. The proxy card indicates the number of votes that you have.

HOW DO I VOTE BY PROXY?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you fill in your proxy card and send it to us in time to vote, your "proxy" (as appointed on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

"For" the election of all nine nominees for Director
"For" the ratification of independent accountants for 2002

If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgement. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted upon at the Annual Meeting, other than those discussed in this Proxy Statement.

HOW DO I CHANGE MY VOTE?

If you fill out and vote the proxy card, you may change your vote at any time before the vote is conducted at the Annual Meeting.

You may notify the Company's Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.

You may attend the Annual Meeting and vote in person.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Elect nine directors

The nine nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate "Withhold Authority" to vote for a particular nominee on you proxy card, your vote will not count "for" or "against" the nominee.

Proposal 2: Ratification of the selection of Independent Public Accountants

The affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal is required to ratify the selection of independent public accountants. If you "abstain" from voting, it has no effect on the outcome of this proposal

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, certain directors, officers and other employees of the Company may make solicitation by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock. We have contracted with Mellon-Investor Services to assist us in the distribution of materials and tabulation of the results. This service will cost the Company approximately $5,200.00.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

The consolidated financial statements of Redding Bancorp and subsidiaries for the year ended December 31, 2001, as part of the Company's 2001 Annual Report to Shareholders accompany this proxy statement.

Additional copies of the annual report on Form 10-K may be obtained upon written request to Linda J. Miles, Executive Vice President & Chief Financial Officer at the Holding Company's administrative offices, 1951 Churn Creek Road, Redding, California 96002.

The Securities and Exchange Commission (SEC) maintains an internet site at http://www.sec.gov that contains Redding Bancorp's SEC filings. Access to the filings are also available from Redding Bank of Commerce's website portal under the heading "Investor Information". The address is http://www.reddingbankofcommerce.com/portal

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 5, 2002.

                INFORMATION ABOUT REDDING BANCORP STOCK OWNERSHIP

DOES ANYONE OWN 5% OR MORE OF REDDING BANCORP COMMON STOCK?

Yes. Redding Bancorp is aware of four shareholders who beneficially own 5% or more of our outstanding common stock. The Securities and Exchange Commission has defined "beneficial ownership" to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes that number of shares that a person has a right to acquire with sixty (60) days.

The following table shows, to the knowledge of the Company, the only beneficial owners of more than five percent of the Corporations shares as of March 1, 2002.

NAME AND ADDRESS OF BENEFICIAL OWNER       NUMBER OF SHARES      PERCENT OF CLASS
------------------------------------       ----------------      ----------------
Gilbert and Irene Goetz (2)                    143,534                5.31%
1330 Ala Moana Blvd. # 3106
Honolulu, HI  96814

Robert C. Anderson                             180,100                6.67%
1960 Bechelli Lane
Redding, California 96002

John C. Fitzpatrick                            180,470                6.68%
1335 Buenaventura Blvd. Suite 104
Redding, California 96001

Harry L. Grashoff, Jr.                         174,392                6.45%
3162 Pinot Path
Redding, California 96001


HOW MUCH OF REDDING BANCORP STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 2002 by (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers (as defined on page 8) and (iv) all directors and executive officers of the Company as a group.

                                                Number of Shares of
                                                    Common Stock            # Percentage
Name and Address of Beneficial Owner            Beneficially Owned(1)         of class
------------------------------------            ---------------------     -------------------
Robert C. Anderson(3).....................               180,100              6.67%
John C. Fitzpatrick(4)....................               180,470              6.68%
Harry L. Grashoff, Jr.(5).................               174,392              6.45%
Welton L. Carrel(6).......................               108,306              4.01%
Russell L. Duclos(7)......................                45,190              1.68%
Kenneth R. Gifford, Jr.(8)................                59,082              2.19%
Eugene L. Nichols(9)......................                58,040              2.15%
David H. Scott(10)........................                29,133              1.08%
Michael C. Mayer(11)......................                25,014                *
Linda J. Miles(12)........................                21,040                *

All directors and executive officers as a
group (10 persons)........................               880,767             32.59%


-------------

 *      Indicates less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 1, 2002, are deemed to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 143,534 shares held by the Irene and Gilbert Goetz Trust, of which Mrs. Goetz is a co-trustee with Mr. Goetz and shares voting and investment power with respect to such shares.

(3) Includes 140,500 shares held by the Anderson Family Revocable Living Trust, of which Mr. Anderson is a co-trustee and shares voting and investment power with respect to such shares, and 39,600 shares issuable to Mr. Anderson upon the exercise of options exercisable within 60 days of March 1, 2002.

(4) Includes 130,911 shares held by Carbonated Industries Inc., 16,559 shares owned by the J.C. and Betty Fitzpatrick 1984 Revocable and 33,000 shares issuable to Mr. Fitzpatrick upon the exercise of options exercisable within 60 days of March 1, 2002. Mr. Fitzpatrick is chief executive officer of Carbonated Industries, Inc. Mr. Fitzpatrick disclaims beneficial ownership of such shares except for those shares in which he has a pecuniary interest.

(5) Includes 128,892 shares held by the Grashoff Family Revocable Trust of which Mr. Grashoff and his wife are co-trustees, 5,640 shares held separately in his spouse's name, 6,860 held individually and 33,000 shares issuable to Mr. Grashoff upon the exercise of options exercisable within 60 days of March 1, 2002.

(6) Includes 84,546 shares held by the Carrel Family Living Trust of which Mr. Carrel is a co-trustee and shares voting and investment power with respect to such shares and 23,760 shares issuable to Mr. Carrel upon the exercise of options exercisable within 60 days of March 1, 2002.

(7) Includes 18,790 shares held by the Duclos Family Trust of whom Mr. Duclos and his wife are co-trustees, and 26,400 shares issuable to Mr. Duclos upon the exercise of options exercisable within 60 days of March 1, 2002.

(8) Includes 44,562 shares held jointly with Mr. Gifford's spouse, 6,600 shares held by Gifford Construction, Inc. and 7,920 shares issuable to Mr. Gifford upon the exercise of options exercisable within 60 days of March 1, 2002.

 (9) Includes 1,650 shares held jointly with Mr. Nichols' spouse, 38,438 individually and 17,952 shares issuable to Mr. Nichols upon the exercise of options exercisable within 60 days of March 1, 2002.

(10) Includes 10,383 shares held jointly with Mr. Scott's spouse, 1,590 shares in 401K retirement plan and 17,160 shares issuable to Mr. Scott upon the exercise of options exercisable within 60 days of March 1, 2002.

(11) Includes 5,214 shares held individually in 401K retirement and IRA accounts by Mr. Mayer and 19,800 shares issuable to Mr. Mayer upon the exercise of options exercisable within 60 days of March 1, 2002.

(12) Consists of 1,240 shares held individually in 401K retirement plan and 19,800 shares issuable to Ms. Miles upon the exercise of options exercisable within 60 days of March 1, 2002.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

The Board of Directors oversees the business and monitors the performance of management. The Board does not involve itself in day-to-day operations. The directors are informed through reading reports and other materials, active participation in Board and committee meetings, and discussions with key executives and principal external advisors such as legal counsel, outside auditors, investment bankers and other consultants.

THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a standing Loan Committee, Executive Committee, Asset/Liability Committee, Long-range Planning Committee, Executive Compensation Committee and Audit Committee. The Board has not appointed a Nominating Committee. The Executive Compensation Committee and Audit Committee are comprised entirely of independent directors.

Executive Committee

The members of the Executive Committee during 2001 were Robert C. Anderson, Michael C. Mayer, John C. Fitzpatrick, and Harry L. Grashoff, Jr. The Executive Committee held 12 meetings during 2001. The Executive Committee's functions are to review and discuss all current and pending strategic actions of the Company.

Loan Committee

The members of the Loan Committee during 2001 were Robert C. Anderson, Russell
L. Duclos, Harry L. Grashoff, Jr., Welton L. Carrel, David H. Scott and Michael
C. Mayer. The Loan Committee held 52 meetings during 2001. The Loan Committee's functions are to establish credit policy, monitor portfolio quality, review and approve credits, establish lending limits and monitor the Company's reserve allowance.

Long-range Planning Committee

The members of the Long-range Planning Committee during 2001 were Robert C. Anderson, Russell L. Duclos, John C. Fitzpatrick, Kenneth R. Gifford, Jr., Harry
L. Grashoff, Jr., Eugene L. Nichols and Michael C. Mayer. The Long-range Planning Committee met in January and December 2001. The Long-range Planning Committee's functions are to establish short and long term strategic goals for the Company and approve operating budgets.

Asset/Liability Committee

The members of the Asset/Liability Committee during 2001 were Robert C. Anderson, Russell L. Duclos, Harry L. Grashoff, Jr., David H. Scott, Michael C. Mayer and Linda J. Miles. The Asset/Liability Committee held four meetings during 2001. The Asset/Liability Committee's functions are to establish investment policy, monitor mix and maturity of the loan and investment portfolios and monitor exposure to interest rate risk.

Executive Compensation Committee

The members of the Executive Compensation Committee during 2001 were Robert C. Anderson, John C. Fitzpatrick, Kenneth R. Gifford, Jr., and David H. Scott. The Executive Compensation Committee held one meeting during 2001. The Executive Compensation Committee's functions are to administer the Company's compensation programs and policies applicable to its executive officers. The Executive Compensation Committee meets annually to review and reestablish the salaries of the Company's executive officers, to propose adjustments to the incentive compensation bonus program. The

Executive Compensation Committee also administers the Company's 1998 Stock Option Plan.

Audit Committee

The members of the Audit Committee during 2001 were Robert C. Anderson, Welton
L. Carrel, John C. Fitzpatrick, Kenneth R. Gifford, Jr., Eugene L. Nichols and David H. Scott. The Audit Committee held four meetings during 2001. The Audit Committee's functions are to assist the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors ("Board"), the Audit Committee of the Board ("Committee") assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and other such duties as directed by the board. The membership of the committee consists of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member of the committee is free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgement, and meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ.

During the current year, the Committee met four times. The Chairman of the Committee reviewed the financial information contained in each of the quarterly press announcements and SEC Form 10-Q filings with the President, CFO and independent auditors before public release.

In discharging its oversight responsibility with respect to the Audit process, the Committee obtained from the independent auditors (the Company considers all outside auditing consultants as "Independent auditors") a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor's independence. The Committee also discussed with management and the independent auditors the quality and adequacy of Redding Bancorp's internal controls and the outsourced audit functions, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors audit of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of Redding Bancorp as of and for the year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of Redding Bancorp's financial statements and the independent auditors have the responsibility for the audit of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Redding Bancorp's audited financial statements be included in its annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

PRINCIPAL ACCOUNTING FIRM FEES

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $109,275.

Financial Information Systems Design and Implementation Fees

Deloitte & Touche did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2001 were $21,526.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                Respectfully submitted,

                                David H. Scott, Chairman of the Audit Committee Robert C. Anderson
                                John C. Fitzpatrick
                                Welton L. Carrel
                                Kenneth R. Gifford, Jr.
                                Eugene L. Nichols

BOARD OF DIRECTORS MEETINGS

The Board of Directors held 12 meetings during 2001. All directors attended at least 95% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

HOW WE COMPENSATE DIRECTORS

Each outside director of the Company receives $900 for each Board of Directors meeting attended, $500 for each meeting not attended, $250 for each loan and audit committee meeting attended and $200 for all other committee meetings attended. Committee chairmen are paid an additional $50 per meeting. The Chairman of the Board is paid an additional $700 per month, regardless of the number of meetings attended. Directors are also eligible to participate in the 1998 Stock Option Plan, as determined by the Executive Compensation Committee.

In April 1998, options to purchase shares of the Company's Common Stock were granted to each of the Company's directors as follows: Robert C. Anderson:
49,500 shares, Welton L. Carrel: 29,700 shares, John C. Fitzpatrick: 41,250 shares, Kenneth R. Gifford, Jr.: 19,800 shares, Harry L. Grashoff, Jr.: 41,250 shares, Eugene L. Nichols: 27,540 shares and David H. Scott: 21,450 shares. The options were granted at an exercise price of $8.25, which represented 85% of the fair market value of the Common Stock on the date of grant as determined by the most recent sale activity posted on the over-the-counter bulletin board. The options vest at the rate of 20% per year commencing on April 22, 1998.

On June 1, 2001, options to purchase 5,250 shares of the Company's Common Stock was granted to Michael C. Mayer at an exercise price of $16.25, which represents 100% of the fair market value of the Common Stock on the date of grant as determined by recent sale activity posted on the over-the-counter bulletin board. The options vest at a rate of 20% per year commencing June 2001.

Under the terms of the 1998 Stock Option Plan, vesting of the options is accelerated in the event of a change of control (as defined in the 1998 Stock Option Plan), termination of employment by reason of death or disability, retirement, or termination of employment by the Company without cause.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company. Based upon a review of such reports, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed on time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Executive Compensation Committee of the Board of Directors serves or has served as an officer or employee of Redding Bancorp or its subsidiaries.

RELATED PARTY TRANSACTIONS

Certain directors and officers of the Bank and entities with which they are associated are customers and have transactions with the Bank in the ordinary course of business. All loans and commitments included in such transactions are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

INDEMNIFICATION MATTERS

The Company's bylaws provide for indemnification of the Company's directors, officers, employees and other agents of the Company to the extent and under the circumstances permitted by the California General Corporation Law. The Company's bylaws also provide that the Company shall have the power to purchase and maintain insurance covering its directors, officers and employees against any liability asserted against any of them and incurred by any of them, whether or not the Company would have the power to indemnify them against such liability under the provisions of applicable law or the provisions of the Company's bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to provisions in the Company's bylaws, the Company has been informed that, in the opinion of the Securities and Exchange Commission (the "SEC"), such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore unenforceable.

HOW WE COMPENSATE EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION COMMITTEES REPORT ON EXECUTIVE COMPENSATION

The Company's compensation programs and policies applicable to its executive officers are administered by the Executive Compensation Committee of the Board of Directors. The Executive Compensation Committee is made up entirely of nonemployee directors. The members of the Executive Compensation Committee are Robert C. Anderson, John C. Fitzpatrick, David H. Scott and Kenneth R. Gifford, Jr.

Compensation Philosophy and Policies

The Company's compensation programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers of the Company with those of the Company's shareholders. The Executive Compensation Committee meets annually to review the salaries of executive officers, to reestablish the base salary, to propose adjustments to the incentive compensation portion and to establish a discretionary bonus plan if all performance objectives are met.

The Company's philosophy for granting stock options is based on the principles of encouraging key employees to remain with the Company and to encourage ownership thereby providing them with a long-term interest in the Company's overall performance. Income arising under the 1998 Stock Option Plan currently does not qualify as performance-based compensation. The Company intends to retain the flexibility necessary to provide total cash compensation in line with competitors' practice, the Company's compensation philosophy and the Company's best interests, including compensation that may not be deductible.

Components of Executive Officer Compensation

There are four primary components of executive compensation: base salary, incentive bonus, discretionary bonus and options granted under the 1998 Stock Option Plan.

Base Salary. The annual base salaries of executive officers are reviewed by the Executive Compensation Committee, taking into consideration the level of peer group salaries, the overall performance of the Company, the performance of the portfolio and department under the executive officer's management control and the individual executive officer's contribution and performance.

The base salary for the Chief Executive Officer for 2001 was determined by (i) examining the Company's performance against its preset goals, (ii) comparing the Company's performance against its peer group competitors, (iii) evaluating the effectiveness and performance of the Chief Executive Officer and (iv) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the Company's peer group. The total compensation received by the Company's Chief Executive Officer is detailed in the Summary Compensation Table.

Incentive Bonus Plan. The Company's Incentive Bonus Plan (the "Bonus Plan") is a cash-based incentive bonus program. The Bonus Plan provides that bonuses are computed on the Company's profit after a 20% return on prior years equity, before income taxes, less any gain on investments securities sold and plus any losses on investment securities sold. The cash incentive is paid the first week of each calendar quarter as to 70% of the incentive earned for the previous calendar quarter. The remaining 30% holdback is paid upon verification and completion of its audited annual financial statements. The Company's President & Chief Executive Officer earns 2.15% of the profits as defined above, the Company's Executive Vice President and Chief Financial Officer earns 1.83% of the profits.

Discretionary Bonus. Each year the Executive Compensation Committee establishes a discretionary bonus plan for the Company's two highest-ranking executive officers. The bonus is paid if the Company meets certain preset financial and growth goals set forth in the Company's strategic plan.

For 2001, the Company's financial goals included a shareholder return in the range of 14-18%, net income of at least $4,100,000 and a return on average assets of at least 1.50%. Because the goals were met for 2001, Michael C. Mayer was awarded a discretionary bonus of $25,000 and Linda J. Miles was awarded $20,000.

Stock Options. Under the Company's compensation philosophy, ownership of the Company's Common Stock is a key element of executive compensation. The grant of a stock option is intended to retain and motivate key executives and to provide a direct link with the interest of the shareholders of the Company. In general, stock option grants are determined based on (i) prior award levels, (ii) total awards received to date by the individual executives, (iii) the total stock award to be made and the executive's percentage participation in that award,
(iv) the executive's direct ownership of Company Common Stock, (v) the number of options vested and nonvested and (vi) the options outstanding as a percentage of total shares outstanding. During 2001, Michael C. Mayer was awarded 5,250 shares and Linda J. Miles was awarded 5,000 shares. The awards have a vesting schedule of five years.

                                    Respectfully submitted,

                                    Robert C. Anderson
                                    John C. Fitzpatrick
                                    David H. Scott
                                    Kenneth R. Gifford, Jr.

EXECUTIVE OFFICERS

Set forth below are the names and five-year biographies of Redding Bancorp's executive officers.


Name and age               Principal occupation and business experience
------------               --------------------------------------------
Michael C. Mayer (45)      President, Chief Executive Officer and a director of
                           Redding Bancorp and Redding Bank of Commerce since January
                           2001.From April 1997 to April 2000, he served as Executive
                           Vice President and Chief Credit Officer of the bank. From
                           May 2000 to January 2001, he served as Executive Vice
                           President and Chief Operating Officer of the Bank. Prior to
                           joining Redding Bank of Commerce, Mr. Mayer was Senior Vice
                           President and Senior Loan Officer at another northern
                           California independent bank.

Linda J. Miles (48)        Executive Vice President and Chief Financial Officer of
                           Redding Bancorp and Redding Bank of Commerce since January
                           1996. From October 1989 to December 1995, she served as
                           Senior Vice President and Chief Financial Officer of the
                           bank. Prior to joining Redding Bank of Commerce, Ms. Miles was Senior Vice President and Chief Financial Officer at
                           another northern California independent bank.


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

        The following table sets forth certain summary information concerning compensation paid to the Company's Chief Executive Officer and one other officer who were serving as executive officers on December 31, 2001, and whose aggregate salary and bonus exceeded $100,000 in fiscal 2001 (the "Named Executive Officers") and for each of the fiscal years ended December 31, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                  Annual Compensation           Long term
                              ----------------------------  compensation awards
                                                           --------------------
                                                                    Securities  All Other
                                                            Other   Underlying Compensation
                                                             ($)     Options
Name and Principal Position   Year   Salary($)    Bonus($)   (4)       (#)       ($)(5)
---------------------------   ----   ---------   --------- -------- ---------  -------------
Michael C. Mayer              2001   $115,000   $69,725     $5,000              $2,256
President & Chief Executive   2000   $ 88,400   $83,615     $5,000              $2,256
Officer of the Bank           1999   $ 82,000   $80,428     $5,000   24,750     $3,985

Linda J. Miles                2001   $ 93,000   $61,244     $5,000              $2,256
Executive Vice President &    2000   $ 88,400   $83,615     $5,000              $2,256
Chief Financial Officer       1999   $ 85,000   $81,886     $5,000   24,750     $4,029



(4) Represents an automobile for business use, for which the Company pays all expenses, and membership expenses in connection with the use of a private club for business purposes, particularly for the purpose of entertaining the Bank's customers. The officers may have derived some personal benefit from the use of such automobiles and membership. The Company, after reasonable inquiry, believes that the value of any personal benefit not directly related to job performance which is derived from the personal use of such automobile and membership does not exceed $5,000 per year in the aggregate for any single executive officer.

(5) Represents health insurance premiums paid by the Company.

                                  STOCK OPTIONS

    The following table summarizes the value of the options held at the end of fiscal 2001.

                          THE NAMED EXECUTIVE OFFICERS


                                  Individual Grants                          Potential
                 --------------------------------------------------      Realizable Value at
                   Number of   Percentage of                          Assumed Annual Rates of
                  Securities   Total Options                         Stock Price Appreciation
                  Underlying    Granted to    Exercise                  for Option Term(4)
                    Options    Employees in   Price      Expiration  ------------------------
Name             Granted(#)(1)  Fiscal Year   ($/Sh)(2)    Date(3)     5%($)      10%($)
----             ------------ ------------- ---------- -----------  ---------- ---------

Michael C. Mayer..   24,750          -%       $ 9.70     04/22/08    $149,400   $381,150
Michael C. Mayer .    5,250          -%       $16.25     06/01/11    $ 53,970   $136,343
Linda J. Miles....   24,750          -%       $ 9.70     04/22/08    $149,400   $381,150
Linda J. Miles....    5,000          -%       $20.00     08/21/11    $ 63,100   $159,550


------------

(1) The right to exercise these stock options vests on an annual basis over a five-year period from the date of the grant. Under the terms of the Company's stock plans, the committee designated by the Board of Directors to administer such plans retains the discretion, subject to certain limitations, to modify, extend or renew outstanding options and to reprice outstanding options. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue, which may be lower than the original exercise price of such canceled options.

(2) The exercise price is equal to 100% of the fair market value on the date of grant as determined by the Board of Directors.

(3) The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.

(4) The five- percent and ten percent assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of the Common Stock. No assurance can be given that any of the values reflected in the table will be achieved.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                          Securities Underlying                   Value of
                             Unexercised                         Unexercised
                               Options at                    In-the-Money Options at
                           December 31, 2001(#)(1)           December 31, 2001($)(1)
                       ---------------------------          -------------------------
Name                   Exercisable   Unexercisable          Exercisable/Unexercisable
----                   -----------   -------------          -------------------------
Michael C. Mayer..        14,850      15,150                 $184,585       $319,244
Linda J. Miles....        14,850      14,900                 $184,585       $218,107


------------


(1) Based on the fair market value of the Company's Common Stock at December 31, 2001 of $21.50 per share less the applicable exercise price per share. The fair market value of the Company's Common Stock at December 31, 2001 was determined based on the last reported sale of the Company's Common Stock in 2001, which occurred on December 28, 2001.

EMPLOYMENT CONTRACTS, CHANGE IN CONTROL AGREEMENTS AND TERMINATION OF EMPLOYMENT

Effective April 2001, Redding Bancorp and Redding Bank of Commerce entered into a four-year employment agreement with its President and Chief Executive Officer, Michael C. Mayer. The agreement provides for, among other things, (a) a base salary of $115,000 per year, which the Executive Compensation committee of the Board of Directors can adjust annually at its discretion; (b) profit sharing of 2.15% of pretax earnings that exceed a 20% return on beginning shareholder equity, which the Executive Compensation committee of the Board of Directors can adjust annually at its discretion; (c) a discretionary bonus of up to $25,000 based upon the Company's financial and growth results; (d) four weeks annual vacation; (e) an automobile of predetermined value, including expenses; (f) supplemental retirement benefits (see "Salary Continuation Plan" below); (h) Country Club membership dues; (I) health and life insurance benefits that are now or may hereinafter be in effect for all other full time employees; and (J) reimbursement for ordinary and necessary expenses incurred by Mr. Mayer in connection with his employment.

Upon Mr. Mayer's termination for "cause", Mr. Mayer will be entitled to no additional compensation except all salary earned prior to the date of termination, plus any accrued profit sharing and vacation benefit. Upon termination at the sole and absolute discretion of the Board of Directors, Mr. Mayer will be entitled to one year of Mr. Mayer's then total compensation package. In the event of a change in control, Mr. Mayer will be entitled to the then full compensation package for a period of eighteen months.

Redding Bancorp and Redding Bank of Commerce also entered into a four-year employment agreement with its President and Executive Vice President and Chief Financial Officer, Linda J. Miles. The agreement provides for, among other things, (a) a base salary of $93,000 per year, which the Executive Compensation committee of the Board of Directors can adjust annually at its discretion; (b) profit sharing of 1.83% of pretax earnings that exceed a 20% return on beginning shareholder equity, which the Executive Compensation committee of the Board of Directors can adjust annually at its discretion; (c) a discretionary bonus of up to $20,000 based upon the Company's financial and growth results; (d) four weeks annual vacation; (e) an automobile of predetermined value, including expenses;
(f) supplemental retirement benefits (see "Salary Continuation Plan" below); (h) Country Club membership dues; (I) health and life insurance benefits that are now or may hereinafter be in effect for all other full time employees; and (J) reimbursement for ordinary and necessary expenses incurred by Ms. Miles in connection with her employment.

Upon Ms. Miles termination for "cause", Ms. Miles will be entitled to no additional compensation except all salary earned prior to the date of termination, plus any accrued profit sharing and vacation benefit. Upon termination at the sole and absolute discretion of the Board of Directors, Ms. Miles will be entitled to one year of Ms. Miles then total compensation package. In the event of a change in control, Ms. Miles will be entitled to the then full compensation package for a period of eighteen months.

SALARY CONTINUATION PLAN

In April 2001, the Board of Directors approved the implementation of the Executive Salary Continuation Plan (SCP), which is a non-qualified executive benefit plan in which the bank agrees to pay the executive additional benefits in the future in return for continued satisfactory performance by the executive. Benefits under the salary continuation plan include income generally payable commencing upon a designated retirement date for twenty years, disability or termination of employment, and a death benefit for the participants designated beneficiaries. Key-man life insurance policies were purchased as an investment to offset the bank's contractual obligation to pay pre-retirement death benefits and to recover the bank's cost of providing benefits. The executive is the insured under the policy, while the bank is the owner and beneficiary. The insured executive has no claim on the insurance policy, its cash value or the proceeds thereof.

The retirement benefit is derived from accruals to a benefit account during the participant's employment. At the end of the executive's period of service, the aggregate amount accrued should equal the then present value of the benefits expected to be paid to the executive.

Upon termination of employment for "cause", the participant forfeits all benefits. The participant is entitled to all vested benefits in the case of termination without "cause"; however, if a participant voluntarily resigns prior to reaching normal retirement age, his or her benefits are reduced by accrual amounts not yet funded. Upon a change of control, the participant is entitled to the full retirement benefit.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the Company's cumulative total return to shareholders during the past five years with that of the Standard & Poor's 500 Composite Stock Index (the "S&P") and the SNL Securities <$250M Bank Asset-Size Index (the "SNL Securities Index"). The stock price performance shown on the following graph is not necessarily indicative of future performance of the Company's Common Stock.

                           [STOCK PERFORMANCE GRAPH(1)]


                                                  PERIOD ENDING
                            -----------------------------------------------------------
Index                        12/31/96  12/31/97  12/31/98  12/31/99 12/31/00  12/31/01
----                         -------   --------  --------  -------- --------  --------
Redding Bancorp                100.00    103.05    176.69    228.04   164.12    261.51
S&P 500                        100.00    133.37    171.44    207.52   188.62    166.22
SNL <$250M Bank Index          100.00    163.18    155.12    136.21   134.86    168.15


SNL SECURITIES LC(C)2001                                         (804) 977-1600

(1) Assumes $100 invested on December 31, 1996, in the Company's Common Stock, the S&P and the SNL Securities Index. Assumes reinvestment of dividends. Source:
SNL Securities (share prices for the Company's Common Stock was furnished to SNL Securities by the Company).

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors have nominated nine persons for election at the Annual Meeting. If you elect them, they will hold office until the election of their successors at the Annual Meeting in 2003, or until they resign.

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board of Directors. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternatives. The Board of Directors has no reason to believe that its nominees would prove unable to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NINE NOMINEES FOR DIRECTOR.

Brief summaries of the background and business experience of each of the nominees covering at least the last five years follow:

Robert C. Anderson, age 69, has served as Chairman of the Board of the Company since the Company's incorporation in January 1982 and is a member of the loan, executive compensation, asset/liability, audit, long range planning and executive committees of the Board. Mr. Anderson has retired as mayor of the City of Redding.

Russell L. Duclos, age 63, has served as a director of the Company since July 1997. From July 1997 through April 2001, Mr. Duclos served as President and Chief Executive Officer of the Company. Mr. Duclos is chairman of the asset/liability committee, and presently serves on the loan committee of the Board of Directors.

Welton L. Carrel, age 64, has served as a director of the Company since January 1982. Mr. Carrel is retired. From 1961 to 1989, he was President of Western Business Equipment d.b.a. Carrel's Office Machines. Mr. Carrel is a member of the audit, and loan committees of the Board of Directors.

John C. Fitzpatrick, age 66, has been a director of the Company since January 1982. Mr. Fitzpatrick has been Chief Executive Officer of Carbonated Industries since 1986. From 1986 to 2001, Mr. Fitzpatrick served as President and Chief Executive Officer of Pepsi Cola Bottling Company of Northern California. From 1962 to 1985, Mr. Fitzpatrick was President and Chief Executive Officer of McColl's Dairy Milk and Ice Cream. Mr. Fitzpatrick also serves as Secretary of John Fitzpatrick & Sons, Inc., a company engaged in the real estate investment business. Mr. Fitzpatrick serves as chairman of the long range planning committee and is a member of the executive, executive compensation, and audit committees of the Board of Directors.

Kenneth R. Gifford, Jr., age 56, has served as a director of the Company since January 1998. Mr. Gifford has been a director, President and Chief Executive Officer of Gifford Construction, Inc. since 1972. Mr. Gifford is a member of the audit, executive compensation and long range planning committees of the Board of Directors.

Harry L. Grashoff, Jr., age 66, and has served as a director of the Company since January 1982. Mr. Grashoff is retired. From 1982 to July 1997, Mr. Grashoff was President and Chief Executive Officer of the Company. Mr. Grashoff serves as chairman of the loan committee and is a member of the executive, long range planning, and asset/liability committees of the Board of Directors.

Eugene L. Nichols, age 67, has been a director of the Company since January 1982. He is a General Partner, President and Chief Executive Officer and founding principal of Nichols, Melburg and Rossetto and Associates, an architectural firm, a position he has held since 1981. Mr. Nichols serves on the audit, and long range planning committees of the Board of Directors.

David H. Scott, age 58, has been a director of the Company since April 1997. He is a partner of D. H. Scott & Company, a public accounting firm, a position he has held since 1986. Mr. Scott serves as chairman of the audit committees and is a member of the executive compensation, ALCO and loan committees of the Board of Directors.

Michael C. Mayer, age 46, has served as President, Chief Executive Officer of the Bank and a director of the Company since January 2001. From April 1997 to April 2000, he served as Executive Vice President and Chief Credit Officer of the Bank. From May 2000 to January 2001, he served as Executive Vice President and Chief Operating Officer of the Bank. Prior to joining Redding Bank of Commerce, Mr. Mayer was Senior Vice President and Senior Loan Officer at another northern California independent bank. Mr. Mayer presently serves on the asset/liability, loan and long range planning committees of the Board of Directors.

None of the directors were selected pursuant to arrangements or understandings other than with the directors and shareholders of the Company acting within their capacity as such. There are no family relationships between any of the directors, and none of the directors serve as a director of any other company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Company has elected to submit the appointment of auditors to the shareholders for ratification each year, but is not required to do so, and in the event the appointment is not approved by shareholders, management will review the future selection of auditors.

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ended December 31, 2001, subject to ratification by the shareholders. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2001.

                                 OTHER BUSINESS

REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSIONS OR PROPOSALS, NOMINATION OF DIRECTORS AND OTHER SHAREHOLDER BUSINESS

Under the Rules of the SEC, if a shareholder wants to include a proposal in the Company's Proxy Statement and form of proxy for presentation at the Company's 2003 Annual Meeting of Shareholders, the proposal must be received by the Company at its principal executive offices by November 20, 2002.

Under the Company's bylaws, as permitted by the SEC, certain procedures are provided which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders.

Nomination of directors must be made by notification in writing delivered or mailed to the President of the Company at the Company's principal executive offices not less than 30 days or more than 60 days prior to any meeting of shareholders called for election of directors. The Company's annual meeting of shareholders is generally held on the third Tuesday of May. If the Company's 2003 Annual Meeting of Shareholders is held on schedule, the Company must receive notice of any nomination no earlier than February 20, 2003, and no later than March 20, 2003. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. If the Chairman of the meeting acknowledges the nomination of a person not made in compliance with the foregoing procedures, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the nomination is made at the meeting.

Notice of any business item proposed to be brought before an annual meeting by a shareholder must be received by the Secretary of the Company not less than 70 days or more than 90 days before the annual meeting. If the Company's 2002 Annual Meeting of Shareholders is held on schedule, the Company must receive notice of any proposed business item no earlier than January 20, 2003, and no later than February 7, 2003. If the Company does not receive timely notice, the Company's bylaws preclude consideration of the business item at the annual meeting.

The Company's bylaws also provide that notices regarding nomination of directors must contain certain information about the director nominee. With respect to notice of a proposed item of business, the bylaws provide that the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and certain information regarding the shareholder giving the notice. Shareholders may obtain a copy of the Company's bylaws by sending a written request to the Secretary of the Company at the Company's principal executive offices.

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Whether or not you intend to be present at the Annual Meeting, we request you to return your signed proxy promptly.

                                         By Order of the Board of Directors,

                                         DAVID H. SCOTT

                                         David H. Scott, Corporate Secretary

Redding, California
April 5, 2002

APPENDIX A

AUDIT COMMITTEE CHARTER

To comply with the fiduciary responsibility in protecting the assets of the bank for its customers and shareholders, the Board of Directors believes that it is prudent to adopt a sound and extensive audit committee charter.

Role and Independence

The audit committee of the Board of Directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and other such duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgement, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ.

The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with the full power to retain counsel or other experts for this purpose.

The Board of Directors shall appoint one member of the audit committee as chairperson. This person plays a pivotal role in audit committee effectiveness. He or she will be responsible for the leadership of the committee, including preparing the agenda, presiding over meetings, making committee assignments, and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the President, Chief Operating Officer, Chief Financial Officer, and the lead independent audit partner.

Responsibilities

The audit committee's primary responsibilities include:

- Recommending to the board the independent accountant to be selected or retained to audit the financial statements of the Company. In doing so, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditor's independence.

- Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

- Providing guidance and oversight to the internal audit activities of the Company, including reviewing the organization, plans and results of such activities.

- Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of recorded audit adjustments and any other inquiries as may be appropriate.

- Reviewing with management the quarterly financial information filed in the Company's Form 10-Q. This review may be performed by telephone in a joint conference call with the Chairman of the Audit Committee and the Chief Financial Officer.

- Discussing with management the internal auditors and the external auditors the quality and adequacy of the Company's internal controls.

- Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

- Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including oversight conclusions) for submission to shareholders.

It is the policy of the Board of Directors that a system of internal controls be maintained sufficient to provide reasonable assurance that assets are safeguarded, transactions are properly authorized and recorded, and reasonable, detailed records are maintained which accurately reflect the financial activities.

To monitor the effectiveness of the system of internal controls, the Board of Directors established an audit and review policy as follows:

AUDIT AND REVIEW - CERTIFIED PUBLIC ACCOUNTING FIRM

It is the policy of the Board of Directors to engage a qualified certified public accounting firm to conduct a full audit of financial statements at least once annually. This will constitute the annual "Director examination". Credit quality reviews are scheduled annually to support the audit and may be performed by parties other than the certified public accounting firm selected to conduct the financial statement audit.

AUDIT AND REVIEW - IN HOUSE

The Board of Directors recognizes that it is not necessary or economically feasible for the Bank to employ a full time internal auditor. However, the Audit committee may elect to have an outside auditor perform audits of policies and procedures and an outside auditor to perform an independent loan review for compliance, documentation and appropriate grading.

Although outside consultants, these auditors will be considered our "In-house" auditors. The audit committee will outline the scope of the audits on an annual basis, and will communicate the scope with the auditors.

The Director's Audit Committee may consult with and have the Company's Certified Public Accountants review the scope and work papers of the in-house auditors, and make a recommendation to the Board of Directors as to the need to employ a full time internal auditor.

EXAMINATION AND REVIEW - REGULATORY AGENCIES

It is the policy of the Board of Directors that results from examinations and audits conducted by Regulatory Agencies such as the Department of Financial Institutions, Federal Reserve Board and the FDIC are fully disclosed to the Board of Directors. Further, it is Board policy that at least one representative from the Directors audit committee will be included in the exit review conducted by regulatory personnel with the management of the Company.

                                 REDDING BANCORP

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Redding Bancorp and the accompanying Proxy Statement dated April 5, 2002 and revoking any proxy heretofore given, hereby constitute(s) and appoint(s) Robert C. Anderson and Michael C. Mayer, and each of them with full power of substitution, as attorney and proxy of the undersigned, to attend the 2002 Annual Meeting of Shareholders of Redding Bancorp to be held at 5:00 p.m. on May 21, 2002, in the lobby of Redding Bank of Commerce located at 1951 Churn Creek Road, Redding, California, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated on the reverse.

       (Continued, and to be marked, dated and signed, on the other side)
                              Fold and Detach Here
-------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner, directed by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees listed under Item 1 and in favor of Item 2.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 2, BELOW.

ELECTION OF DIRECTORS
----------------------
[  ] For all nominees listed to the left      01 Robert C. Anderson     02 Russell L. Duclos
(except as marked to the contrary)            03 Kenneth R. Gifford,    04 Harry L. Grashoff,
                                                 Jr.                       Jr.
[  ] WITHHOLD AUTHORITY to vote for all       05 Welton L. Carrel       06 Eugene L. Nichols
nominees                                      07 John C. Fitzpatrick    08 David H. Scott
                                              09 Michael C. Mayer
---------------------------------------------------------------------------------------------


(INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name listed above.)

2. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS THE COMPANY'S
INDEPENDENT AUDITORS. [  ] For   [  ]  Against  [  ]  Abstain

1. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

                                               Please sign exactly as the name
                                               appears herein. When Shares are
                                               held by joint tenants, both
                                               should sign. When signing as
                                               attorney, executor,
                                               administrator, Trustee or
                                               guardian, please give full title
                                               as such.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.          If a corporation, please sign in
                                               full corporate name by
                                               President or other authorized
                                               officer. If a partner- Ship
                                               please sign in partnership name
                                               by authorized person.

                                               Signature

                                               Signature


                                               Date:______________________,2001

                 Fold and Detach Here and Read the Reverse Side

                                VOTE BY TELEPHONE
                           QUICK ** EASY ** IMMEDIATE

           YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch-tone telephone 24-hours a day 7 days a week.

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press
1.

OPTION 2: If you choose to vote on each Proposal separately, press 0. You will hear these instructions:


Proposal 1 - To vote FOR ALL Nominees, Press 1; to WITHHOLD FOR ALL nominees, press 9, to WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2 - To vote FOR, press 1; AGAINST, press 9, ABSTAIN, Press 0 and listen to the instructions.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

           The instructions are the same for all remaining proposals.

                                       OR

2. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.


 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.